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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 of our report dated January 26, 1995, on our audits of the financial statements of The Upjohn Company. We also consent to the reference to our firm under the caption "Experts".

/s/  COOPERS & LYBRAND L.L.P.

Chicago, Illinois
August 21, 1995